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                                                                    EXHIBIT 10-5

                                    FORM OF
                      NON-QUALIFIED STOCK OPTION AGREEMENT

                       UNDER THE STRIDE & ASSOCIATES, INC.
                        1998 STOCK OPTION AND GRANT PLAN





          ----------------------                     --------------------
              No. of Shares                             Date of Grant


         Pursuant to the Stride & Associates, Inc. 1998 Stock Option and Grant Plan (the "Plan"), Stride & Associates, Inc., Inc. (including its successors, the "Company") hereby grants to ________________ (the "Optionee") an option to purchase ("Option") prior to the fifth (5th) anniversary of the date of grant ("Date of Grant") of this Option (the "Expiration Date"), at an exercise price per share of $_____, all or any of the number of shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company indicated above (the "Option Shares"), subject to the terms and conditions set forth herein and in the Plan. Any terms not defined herein shall have the same meaning defined in the Plan.

         1. VESTING SCHEDULE. This Stock Option shall vest 33 1/3% on ________, ____ and 8.333% on each fiscal quarter end thereafter for so long as the Optionee is employed by the Company on each such date and subject to acceleration, assumption and termination as provided in Section 3(c) of the Plan. This Stock Option shall be exercisable to the extent vested at any time or times prior to the Expiration Date, subject to the provisions hereof and of the Plan.

         2. MANNER OF EXERCISE. The Optionee may exercise this Option from time to time prior to the Expiration Date, by providing written notice to the Company of an election to purchase some or all of the Option Shares. Said notice shall specify the number of Option Shares to be purchased and shall be accompanied by payment therefor in cash, certified check, bank check or wire transfer, in U.S. funds, payable to the order of the Company in an amount equal to the exercise price of such Option Shares. Alternatively, the Optionee may make payment for the exercise price (a) in the form of Option Shares that have been beneficially owned by the Optionee for at least six months and with a Fair Market Value equal to the exercise price or (b) by delivering to the Company a promissory note in a principal amount equal to the exercise price of such Option Shares, bearing interest at the applicable federal rate, with a maturity date of three years from issuance (or earlier upon a sale of the Option Shares) and secured by the Option Shares or (c) by such other method of payment permitted under the Plan. No certificates for Option Shares so purchased will be issued to Optionee until the Company has completed all steps required by law to be taken in connection with the issue and sale of such Option Shares.

         3. TRANSFERABILITY. This Agreement may be transferred to a Permitted Transferee (as such term is defined in the Shareholders Agreement dated the date hereof among the Company, the Optionee and certain other parties signatory thereto).


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         4. STATUS OF THE STOCK OPTION. This Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended.

         5. CONTRACTUAL RESTRICTIONS. The Optionee acknowledges that the Option Shares, upon exercise of the Option, shall be bound by the terms of that certain Shareholders Agreement dated as of June 4, 1998, as amended from time to time, among the Company and certain holders of its capital stock. The Optionee further acknowledges and agrees that the Option Shares, upon exercise of the Option, shall be subject to repurchase by the Company at fair market value as determined by good faith by the Board of Directors of the Company in the event that the Optionee's employment with the Company is terminated at any time prior to the consummation of the initial public offering by the Company.

         6. LEGEND. Any certificate representing the Option Shares shall carry the following legends:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the corporation is obtained to the effect that such registration is not required."

         7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. This Option shall be subject to adjustment in the event of certain changes of capitalization of the Company as set forth in Section 3(b) of the Plan.

         8. WITHHOLDING TAXES. The Optionee shall be subject to the tax withholding obligations as set forth in Section 8 of the Plan.

         9. MISCELLANEOUS.

            (a) EMPLOYMENT. This Option does not confer upon the Optionee any rights with respect to continuation of employment by the Company, nor shall it interfere with any right of the Company to terminate such employment at anytime.

            (b) EQUITABLE RELIEF. The parties hereto agree and declare that legal remedies are inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

            (c) CHANGE AND MODIFICATIONS. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This


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      Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

            (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

            (e) HEADINGS. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

            (f) SAVING CLAUSE. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

            (g) NOTICES. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by a nationally recognized overnight carrier or by first class registered or certified mail, postage prepaid. Notices to the Company shall be addressed to its principal offices and to the Optionee as set forth underneath his or her signature below, or to such other address or addresses as may have been furnished by such party in writing to the other. Notices to any holder of the Option Shares other than the Optionee shall be addressed to the address furnished by such holder to the Company.

            (h) BENEFIT AND BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, legal representatives, estates, executors, administrators and heirs.


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         The foregoing Option is granted as of the date first written above by the Company, subject to the terms and conditions contained herein.



                                         STRIDE & ASSOCIATES, INC.



                                         By:
                                             --------------------------------
                                         Name:
                                         Title:


         The foregoing Option is hereby accepted and its terms and conditions are hereby agreed to as of the date first above written.



                                         OPTIONEE:



                                         -----------------------------------
                                         Print Name:


                                         Optionee's Address:

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                                         Social Security No.:
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